                                                                    EXHIBIT 10.2

                              CONSENT OF LANDLORD

     Pursuant to a Lease Agreement (the "Lease") dated for reference purposes as of October 7, 1998 between AMB Property, L.P., a Delaware limited partnership ("Landlord") and SIMCO Electronics, a California corporation ("Tenant") relating to premises commonly known as 1178 Bordeaux Drive, Sunnyvale, California and consisting of 31,320 square feet of leaseable area as more fully described in the Lease, in the County of Santa Clara (the "Premises"), Tenant has requested that Landlord consent to Tenant's Sublease to Cepheid, a California corporation ("Subtenant") of the northwesterly half of the Premises, consisting of approximately 14,125 square feet of leaseable area as more fully described in
Exhibit 2 attached to the Sublease (the "Subleased Premises") on the terms and conditions set forth in the Sublease dated March 9, 2000 and attached to this Consent as Exhibit "A" (the "Sublease").

     In consideration of Tenant's and Subtenant's execution of this Consent of Landlord and agreement to the terms and conditions set forth in this Consent, Landlord consents to the Sublease of the Subleased Premises on the following terms and conditions:

     1. SUBRENT: Tenant represents and warrants to Landlord that the Sublease contains a complete and accurate statement of all subrent and other consideration received or to be received from Subtenant.

     2. NO WAIVER: This Consent does not constitute consent to any subsequent subletting or assignment, nor a waiver of the restriction on assignment and subletting contained in the Lease.

     3. TENANT'S PRIMARY OBLIGATIONS: Nothing herein shall release or alter the primary obligations of Tenant under the Lease, nor shall this Consent be deemed to create contractual obligations on the part of Landlord to the Subtenant. By executing this Consent, Subtenant agrees to assume all obligations of Tenant under the Lease related to the Subleased Premises arising after the date hereof and to remain jointly and severally liable therefore with Tenant.

     4. COSTS AND ATTORNEY'S FEES: This consent is conditional upon Landlord's receipt of the Landlord's reasonable costs and attorney's fees, to which Landlord is entitled under the Lease. Tenant shall immediately reimburse Landlord for such fees and costs upon receipt of Landlord's statement.

     5. NO EFFECT ON LEASE: In no event shall Landlord's consent to this Sublease be, or be construed as, a modification of the terms of the Lease, and in the event of any inconsistency between any term of the Sublease and the terms of the Lease, the terms of the Lease shall prevail.

CONSENT OF LANDLORD
--------------------------------------------------------------------------------


     6. HAZARDOUS MATERIALS: (a) Subtenant, at its sole cost, shall comply with all laws relating to the storage, use, and disposal of Hazardous Materials (as defined in the Lease) that Subtenant, its agents, employees, contractors, or invitees bring or permit to be brought on to the Subleased Premises or on the Premises or the Property. If Subtenant does store, use, or dispose of any Hazardous Materials, Subtenant shall notify Landlord in writing at least five
(5) days prior to their first appearance on the Subleased Premises, and unless disclosed prior to the execution of this Consent in a response provided by Subtenant to Landlord's Hazardous Materials Questionnaire or other written disclosure, such Hazardous Materials shall not be stored, used, or disposed of on the Subleased or Premises without Landlord's advance written approval. Subtenant shall be subject to all obligations of Tenant under the Lease relating to Hazardous Materials (as defined therein).

     (b) Subtenant shall be responsible for and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with the storage, use, or disposal of Hazardous Materials in or about the Subleased Premises, the Premises, or the Property by Subtenant, its agents, employees, contractors, or invitees which occur prior to or after the Effective Date, but Tenant shall remain responsible for any such matters to the extent set forth in the Lease, and Subtenant's responsibility and duty as set forth above shall not relieve Tenant of its responsibilities and duties pursuant to the Lease.

     7. CONSTRUCTION AND SIGNAGE: Any and all construction to be performed by Tenant or Subtenant on the Subleased Premises shall be subject to the advance written approval of Landlord as set forth in the Lease. Any signage called for in the Sublease shall be subject to Landlord's approval as per the terms of the Lease, and subject to the procurement of approval and permits from the City of Sunnyvale. By approving the Sublease, Landlord shall not be deemed to have approved any signage or construction referenced therein.

     8. INSURANCE: The Subtenant shall comply with all of the provisions of the Lease in regard to insurance as if it were the Tenant named thereunder, and shall name the Landlord as an additional insured on all policies of insurance required by the Sublease and the Lease, and provide the Landlord with a documentary proof thereof as required by the Lease.

     9. USE: Subtenant shall use the Subleased Premises only for the following uses and for no other purpose: Uses described in Paragraph 12.2 of the Sublease, but no uses that are not allowed under the Lease.

    10.   ASSIGNMENT OF TENANT'S RIGHTS: Tenant irrevocably assigns to Landlord,

CONSENT OF LANDLORD
--------------------------------------------------------------------------------

as security for the performance of each and all of Tenant's obligations under the Lease, all rent and other consideration received or to be received from Subtenant. Landlord, as assignee of Tenant, or a receiver appointed on Landlord's application, may (but is not required to) collect such rent or other consideration, provided, however, that until and unless Tenant commits an Event of Tenant's Default under the Lease, Tenant shall have the right to collect such rent or other consideration (subject to any obligation set forth in the Lease whereby Tenant is to pay all or a part of such rent or other consideration to Landlord). Such assignment shall be subject to the following terms and conditions:

          (a) Landlord may collect such rent or other consideration from Subtenant only so long as Tenant shall continue to be in default of its obligations under the Lease.

          (b) Upon Landlord's written request following the occurrence of an Event of Default under the Lease, Tenant shall execute such documents as are reasonably requested by Landlord for the purpose of confirming to Subtenant that Landlord has the right to collect all rent and other consideration otherwise due to Tenant from such subtenant or assignee.

          (c) Subtenant has the right and duty to pay rent or other consideration otherwise due to Tenant directly to Landlord upon receipt from Landlord of a written statement that an Event of Default exists under the Lease, and in such event, each payment made by Subtenant to Landlord shall be deemed to satisfy the obligations of Subtenant to Tenant, but only to the extent of such payment.

          (d) Subtenant's payment to Landlord pursuant to this assignment shall not create or evidence any direct landlord tenant relationship between Subtenant and Landlord, and Landlord may exercise all remedies to terminate the Lease (including termination of Subtenant's possession of the Premises or the Subleased Premises) in the event of any Event of Default by Tenant, notwithstanding its receipt of any payment from Subtenant pursuant to this assignment, unless the receipt of such payment completely cures Tenant's default. The acceptance of a payment from Subtenant pursuant to this assignment shall not affect Landlord's right to its remedies for Tenant's default.

     11. TERMINATION: This Sublease is and remains subject and subordinate to the Lease, and a termination of the Lease for any reason (including but not limited to a default of Tenant) shall terminate the Sublease.


--------------------------------------------------------------------------------

CONSENT OF LANDLORD
--------------------------------------------------------------------------------

     12. BROKERAGE COMMISSIONS: Notwithstanding anything set forth in the Sublease, Landlord has no obligation to pay and will not pay commissions or fees to any broker or finder in regard to the Sublease or Landlord's consent thereto. Tenant and Subtenant will hold Landlord harmless and indemnify and defend Landlord against any claims for brokerage commissions arising in regard to the Sublease or Landlord's consent thereto.

LANDLORD:                              TENANT:

AMB PROPERTY, L.P., a Delaware         SIMCO ELECTRONICS, a California
limited partnership                    corporation

By: AMB Property Corporation, a        /s/  B.G. PHILLIPS
    Maryland corporation, its          --------------------------------------
    general partner                    By   B. G. Phillips, CFO
                                          -----------------------------------
                                              [Print Name and Title]

By:  /s/ JOHN L. ROSSI                 Dated:  3/23/00
    ----------------------------             --------------------------------

                                       SUBTENANT
Its: Vice President                    Cepheid, a California corporation

Dated: 3/28/00                                /s/ THOMAS GUTSHALL
    ----------------------------       --------------------------------------

                                       By Thomas Gutshall, CEO & GM
                                       --------------------------------------
                                              [Print Name and Title]

                                       Dated:   3/23/00
                                       --------------------------------------

                                   EXHIBIT A

[STANDARD INDUSTRIAL SUBLEASE LETTERHEAD]

1. PARTIES. This Sublease, dated, for reference purposes only, March 9, 2000, is made by and between Simco Electronics (herein called "Sublessor") and Cepheid (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara, State of California, commonly known by the street address of 1178 Bordeaux Drive, and described as the north-westerly half of 1178 Bordeaux Drive, Sunnyvale, CA 94089, consisting of approx. 14,125 square feet, as depicted in Exhibit 2, hereto. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3. TERM.

      3.1 TERM. The term of this Sublease shall be for 2 years commencing on May 1, 2000 and ending on April 30, 2002 unless sooner terminated pursuant to any provision hereof.

      3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within thirty (30) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $See #12.1, in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $26,131.25 as rent for May, 2000. Rent must be paid without demand, deduction, set-off or counter claim. Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $26,837.50 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6. USE.
      6.1 USE. The Premises shall be used and occupied only for see Item #12.2 and for no other purpose.

      6.2 COMPLIANCE WITH LAW.
            (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

            (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

      6.2 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7. MASTER LEASE.
      7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated 10/7, 1998 wherein AMB Property, L.P., a Delaware Limited Partnership is the lessor, hereinafter referred to as the "Master Lessor".

      7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

      7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the words Lessor or Landlord are used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the words "Lessee" or "tenant" are used it shall be deemed to mean the Sublessee herein.

      7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: 1.1 to 1.9, 1.11, 3, 12 + First Addendum #'s 1, 2, 3, 5, 7.

     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and affect and that no default exists on the part of any party to the Master Lease.

8.   ASSIGNMENT OF SUBLEASE AND DEFAULT.

     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

     8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice form the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request form Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

     8.4 No changes or modification shall be made to this Sublease without the consent of Master Lessor.

9.   CONSENT OF MASTER LESSOR.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor, then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease or a separate consent to sublease, thereby giving its consent to this Subletting.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantee sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

     9.3  In the event that Master Lessor does give such consent then:

          (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

          (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

          (c) The consent of this Sublease shall not constitute a consent to any subsequent subletting or assignment.

          (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

          (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

          (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document or on a separate consent to sublease, shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right to reimbursement and of set from and against Sublessor.

10.   BROKERS FEE.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to Bristol Commercial Real Estate a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no separate agreement between Sublessor and Broker, the sum of $N/A for brokerage services rendered by Broker to Sublessor in this transaction.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor, herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

     10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease to purchase the Premises or any part thereof, or to lease of purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash. In accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

     10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension on or renewal; upon the execution of any new lease, as to a new lease transaction of the exercise of a right of first refusal to lease; or at the close of escrow as to the exercise of any option to purchase or other sale transaction.

     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third party beneficiary of this paragraph 10.

11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. ADDITIONAL PROVISIONS. [If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

See attached 12.1 through 12.14




IF THIS SUBLEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO.


Executed at   Sunnyvale, CA                  Simco Electronics
           ----------------------------      -----------------------------------

on   March 13, 2000                          By /s/ [SIGNATURE ILLEGIBLE], CFO
   ------------------------------------        ---------------------------------

address  see Section 12.10                   By
       --------------------------------        ---------------------------------

       --------------------------------


                                             "SUBLESSOR" (CORPORATE SEAL)

Executed at   Sunnyvale, CA                  Cepheid
           ----------------------------      -----------------------------------

                                             By /s/ THOMAS L. GUTSHALL CEO,
on   March 13, 2000                                 Chairman
   ------------------------------------        ---------------------------------

address  see Section 12.10                   By
       --------------------------------        ---------------------------------

       --------------------------------


                                                 "SUBLESSEE" (CORPORATE SEAL)

Executed at
           ----------------------------      -----------------------------------

on                                           By
   ------------------------------------        ---------------------------------

address                                      By
       --------------------------------        ---------------------------------

       --------------------------------


                                               "MASTER LESSOR" (CORPORATE SEAL)

Executed at
           ----------------------------      -----------------------------------

on
   ------------------------------------        ---------------------------------

address                                      By
       --------------------------------        ---------------------------------

       --------------------------------                 "GUARANTORS"

ATTACHMENT TO SUBLEASE BETWEEN SIMCO ELECTRONICS AND CEPHEID DATED MARCH 9, 2000 FOR A PORTION OF 1178 BORDEAUX DRIVE, SUNNYVALE, CA

12. ADDITIONAL PROVISIONS. In addition to the provisions of the Master Lease, the following provisions apply to this Sublease:

12.1 RENT. Sublessee shall pay Sublessor base rent, on a "triple net" basis, as follows:

     (a) May 1, 2000 through April 30, 2001 - $1.85 per square foot per month
     (b) May 1, 2001 through April 30, 2002 - $1.90 per square foot per month

12.2 USE OF PREMISES. Research and development, light assembly, materials handling, sales and marketing, administration, demonstration laboratory and other legal, related uses in accordance with the zoning and use regulations of the City of Sunnyvale and any applicable Covenants, Conditions and Restrictions.

12.3 SUBLESSEE SHARE OF OPERATING EXPENSES. Sublessee will share Building and Industrial Center operating expenses, real property taxes and other Landlord common charges, as billed to sublessor by Landlord under the Master Lease, at the rate of 45.1%. These amounts will be paid to Sublessor monthly in addition to the rental specified above at the time and place designated for payment of rent.

12.4 SUBLESSEE SHARE OF BUILDING UTILITIES AND SIMILAR COMMON COSTS.

     (a) Sublessee will pay 45.1% of all Building utilities (e.g., water, gas, electric) and maintenance (e.g., garbage collection, fire protection, HVAC preventative maintenance agreement), excluding HVAC maintenance (other than the preventative maintenance agreement), repair and replacement. Sublessee's share of HVAC maintenance (other than the preventative maintenance agreement referred to above) and repair will be 33.7% and will be limited to $2,000.00 per year. In addition, Sublessor will pay for any required HVAC replacement, except for any part(s) of HVAC (e.g., new air conditioning units) which Sublessee elects to install at their own expense (with prior approval of Sublessor and Landlord). For HVAC installed by Sublessee, Sublessee will pay 100% of all replacement costs. Sublessor will invoice Sublessee monthly for these amounts and Sublessee agrees to pay Sublessor within 10 days of receipt of an invoice.

     (b) Sublessee will separately contract and pay for those services that are not common to Sublessor and Sublessee (e.g., Sublessee telephone, janitorial, etc.)

     (c) Sublessee agrees to cooperate and coordinate with the Sublessor regarding use of existing Premises security systems. Sublessee may install its own security system provided that it does not interfere in any way with the existing Premises security system.

     (d) Sublessor will contract and pay for maintenance (to include janitorial, window cleaning, light replacement, etc.) of the Building common areas (break room, lavatories, vending machine area and lobby) and will invoice Sublessee for 45.1% of the per square foot cost of such maintenance monthly. Sublessee agrees to pay Sublessor within 10 days of receipt of an invoice.

12.5 SUBLESSOR ACCESS TO SUBLESSEE PREMISES. Sublessee agrees to afford Sublessor 24-hour/7 day-per-week access to certain electrical closets located within the subleased premises. Sublessor agrees to limit such access to 2 responsible managers.

12.6 LOBBY ACCESS. The Building lobby will be open to the public from 8 AM to 5 PM weekdays only (excluding Sublessor holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day following, and Christmas Day and the workday preceding or following as determined annually by Sublessor). Sublessee agrees to provide their own lobby access control to the subleased premises; Sublessor assumes no responsibility for access control to any part of Sublessee's portion of the premises.

12.7 SUBLESSEE USE OF COMMON AREAS. Sublessee agrees to assume full responsibility for the acts of its employees as relates to the common areas. Sublessee agrees to fully cooperate with Sublessor in dealing with and resolving any problems or issues relating to the common areas. Sublessor and Sublessee agree to inform their employees that access to each other's portion of the Premises is not permitted, except in cases of emergency (e.g., fire) or specific invitation.

12.8 ENVIRONMENTAL. Sublessee will be responsible for insuring that only those Hazardous Substances identified in the attached Exhibit 3 and approved for use by the Landlord and the City of Sunnyvale will be kept in the premises or on the common areas of the Industrial Center.

12.9 PAYMENT OF RENT. All amounts payable by Sublessee to Sublessor shall, until further notice from Sublessor, be paid to:

                               SIMCO ELECTRONICS
                             POST OFFICE BOX 49108
                            SAN JOSE, CA 95161-9108

12.10 NOTICE. All notices will be made to the following addresses:

                            CHIEF EXECUTIVE OFFICER
                               SIMCO ELECTRONICS
                              1178 BORDEAUX DRIVE
                              SUNNYVALE, CA 94089


     (b)  For Sublessee:

                            CHIEF EXECUTIVE OFFICER
                                    CEPHEID
                              1190 BORREGAS AVENUE
                              SUNNYVALE, CA 94089


12.11  HOLDING OVER

Should Sublessee retain possession of the Premises or any part thereof beyond the expiration of this sublease so that the Sublessor becomes liable for the Rent Adjustment referred to in section 12 of the Master Lease, then Sublessee will be liable to Sublessor for the full amount of said revaluation for the entire Building, dollar for dollar, over the remaining term of the Master Lease (May 1, 2002 through April 30, 2005) plus a 50% premium over that amount on the portion of the premises occupied by Sublessee for the number of months actually held over. Should a termination of the Master Lease as referred to in section 12 of the Master Lease result from a Holdover by Sublessee, Sublessee will be liable for all costs and damages suffered by Sublessor (e.g., moving costs, higher rental costs, etc.), including reasonable attorney fees, as a consequence of having to leave the Premises.

12.12  SUBLETTING.  Sublessee may not sublet their portion of the premises.

12.13 INSURANCE. Sublessee will provide Sublessor and Landlord with certificates evidencing coverage as required in the Master Lease at least 10 days prior to occupancy. Sublessee and Landlord will be named as additional insureds.

12.14 SIGNAGE. Sublessee will be entitled to use 45% of Sublessor's space allowance on the Industrial Center's street sign ("monument"). Such monument signage must comply with Landlord's specifications. Landlord and Sublessor approval must be obtained in order to place any signage on the exterior of the Premises. Any signage installed by Sublessee must be removed completely prior to the end of the Sublease term. Sublessee agrees to pay any and all costs associated with repairing any damage caused by installation and/or removal of signage.